UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Broadway, Suite 17-105, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 816-8070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On September 30, 2021, MassRoots, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Empire Merger Corp., a Delaware corporation (“Merger Sub”), Empire Services, Inc., a Virginia corporation (“Empire”), and Danny Meeks, the sole shareholder of Empire (the “Stockholder”), to acquire Empire.

Empire, a company headquartered in Virginia, operates 10 metal recycling facilities in Virginia and North Carolina, where it collects, classifies and processes raw scrap metals (ferrous and nonferrous) for recycling, such as iron, steel, aluminum, copper, lead, stainless steel and zinc. Empire’s business consists of purchasing scrap metals from retail customers, municipal governments and large corporations, and selling both processed and unprocessed scrap metals to steel mills and others purchasers across the country. Empire’s utilizes technology to create operating efficiencies and competitive advantages over other scrap metal recyclers. As of October 2021, Empire has approximately 65 employees.

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Empire (the “Merger”), with Empire as the surviving corporation (the “Surviving Corporation”). The Merger became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware on September 30, 2021 and articles of merger with the with the State Corporation Commission of Virginia.

At the effective time of the Merger (the “Effective Time”), each share of Empire’s common stock held by the Stockholder was converted into the right to receive consideration consisting of: (i) a number of newly-issued restricted shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) resulting in the Stockholder holding an aggregate of 495,000,000 shares of Common Stock at and as of the Effective Time (the “Merger Share Consideration”), (ii) within 3 business days of the closing of the Company’s next capital raise, repayment of a $1 million advance made to purchase Empire’s Virginia Beach location and (iii) a promissory note in the principal amount of $3.7 million with a maturity date of September 30, 2023.

The Merger Agreement contains representations, warranties and covenants customary for transactions of this type.

The foregoing description of the Merger Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included at Item 1.01 above is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information included at Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information included at Item 1.01 above is incorporated herein by reference. The issuance of the Merger Share Consideration was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and/or Regulation D under the Securities Act for private transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Following the Effective Time, Isaac Dietrich will resign as the Company’s Chief Executive Officer, and the Stockholder will be appointed as the Company’s new Chief Executive Officer.

Pursuant to the terms of the Merger Agreement, the Company entered into an employment agreement (the “Employment Agreement”) with the Stockholder, pursuant to which the Stockholder will serve as the Chief Executive Officer of the Company as of the Effective Time.

The foregoing description of the Employment Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation, with the Secretary of State of the State of Delaware, to amend provisions relating to the authorized share capital of the Company and certain rights with respect to issuance of the Company’s common stock and preferred stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release announcing the Merger Agreement on October 1, 2021. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation
10.1*	Merger Agreement
10.2	Employment Agreement.
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2021	MassRoots, Inc.

	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer

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